UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

EXACT SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35092	02-0478229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Charmany Drive

Madison, WI 53719

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (608) 535-8815

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 8, 2019, pursuant to the terms and conditions of the previously-announced Agreement and Plan of Merger, dated July 28, 2019 (the “Merger Agreement”), among Exact Sciences Corporation (the “Company”), Spring Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Genomic Health, Inc. (“Genomic Health”), Merger Sub merged with and into Genomic Health (the “Merger”), with Genomic Health continuing as the surviving corporation of the Merger. As a result of the Merger, Genomic Health has become a wholly owned subsidiary of the Company and at the effective time of the Merger (the “Effective Time”), each share of Genomic Health common stock, par value $0.0001 per share (“Genomic Health Common Stock”), issued and outstanding immediately prior to the Effective Time (except for shares held by a holder who properly exercised and perfected appraisal rights under Delaware law) was converted into the right to receive (i) $27.50 in cash, without interest and (ii) 0.45043 of a share of Company common stock, par value $0.01 per share, and cash in lieu of fractional shares (together, the “Merger Consideration”), less any applicable withholding taxes.

As of the Effective Time, each outstanding Genomic Health stock option granted to a non-employee director of Genomic Health, whether or not vested, and each vested Genomic Health stock option was canceled in exchange for the right to receive the Merger Consideration in an amount based on the spread between the Merger Consideration and the per share exercise price of such Genomic Health stock option, less applicable tax withholding. In addition, as of the Effective Time, each outstanding Genomic Health restricted stock unit granted to a non-employee director of Genomic Health was canceled in exchange for the right to receive the Merger Consideration in respect of each share of Genomic Health Common Stock subject to such award. Each outstanding unvested Genomic Health stock option and outstanding Genomic Health restricted stock unit (other than any stock options or restricted stock units held by non-employee directors) was assumed by the Company and converted into a corresponding award of the Company as of the Effective Time, in each case, as calculated in accordance with the formula set forth in the Merger Agreement and after appropriate adjustments to reflect the consummation of the Merger and the terms and conditions applicable to such awards immediately prior to the Effective Time.

The total aggregate consideration payable in the Merger was approximately $1.06 billion in cash and approximately 17.4 million shares of Company common stock.

The above-described issuance of shares of the Company’s common stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-233538) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on October 4, 2019. The proxy statement/prospectus, dated October 4, 2019, included in the registration statement (the “Proxy Statement/Prospectus”) contains additional information about the above-described transactions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the other items of this Current Report on Form 8-K, (ii) the Proxy Statement/Prospectus and (iii) the Merger Agreement, included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On November 8, 2019, the Company issued a press release announcing the completion of the Merger.

A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference herein and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of a business acquired.

The financial statements of Genomic Health required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to (i) Genomic Health’s audited consolidated balance sheets as of and for the years ended December 31, 2018 and 2017 and the audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of Genomic Health for the years ended December 31, 2018, 2017 and 2016 included in Genomic Health’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by Genomic Health with the SEC on February 28, 2019 and (ii) Genomic Health’s unaudited condensed consolidated financial statements as of September 30, 2019 included in Genomic Health’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed by Genomic Health with the SEC on October 30, 2019.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated herein by reference to the unaudited pro forma condensed combined balance sheet as of June 30, 2019 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2019 and the year ended December 31, 2018, in each case included in Amendment No. 1 to the Company’s registration statement on Form S-4 (Registration No. 333-233538) filed by the Company with the SEC and declared effective on October 4, 2019.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 28, 2019, by and among Exact Sciences Corporation, Spring Acquisition Corp. and Genomic Health Inc.* (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on July 30, 2019)

23.1	Consent of Ernst & Young LLP

99.1	Press release, dated November 8, 2019, issued by the Company

99.2	Audited Consolidated Balance Sheets of Genomic Health. as of December 31, 2018 and 2017 and the Audited Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholders’ Equity and Cash Flows of Genomic Health for the years ended December 31, 2018, 2017 and 2016 (incorporated by reference to Genomic Health’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by Genomic Health with the SEC on February 28, 2019)

99.3	Unaudited Condensed Consolidated Financial Statements of Genomic Health as of September 30, 2019 (incorporated by reference to Genomic Health’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed by Genomic Health with the SEC on October 30, 2019)

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2019, and the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2019 and the year ended December 31, 2018 (in each case incorporated by reference to Amendment No. 1 to the Company’s Registration Statement on Form S-4 (Registration No. 333-233538 ) filed by the Company with the SEC on September 26, 2019)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2019	EXACT SCIENCES CORPORATION

	By:	/s/ Jeffrey T. Elliott
	Name:	Jeffrey T. Elliott
	Title:	Chief Financial Officer